Exhibit 3

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the interim report of Petro-Canada (the “Company”) on Form 6-K for the quarterly report ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ronald A. Brenneman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                       the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ronald A. Brenneman
Name:	Ronald A. Brenneman
Title:	Chief Executive Officer

July 31, 2003

A signed original of this written statement required by Section 906 has been provided to Petro-Canada and will be retained by Petro-Canada and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the interim report of Petro-Canada (the “Company”) on Form 6-K for the quarterly report ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ernest F. H. Roberts, Senior Vice-President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                       the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ernest F. H. Roberts
Name:	Ernest F. H. Roberts
Title:	Senior Vice-President and
Chief Financial Officer

July 31, 2003

A signed original of this written statement required by Section 906 has been provided to Petro-Canada and will be retained by Petro-Canada and furnished to the Securities and Exchange Commission or its staff upon request.